                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report: (Date of earliest event reported) April 15, 2002


                              CORNING INCORPORATED
             (Exact name of registrant as specified in its charter)


       New York                           1-3247              16-0393470
(State or other jurisdiction            (Commission         (I.R.S. Employer
    of incorporation)                   File Number)        Identification No.)


One Riverfront Plaza, Corning, New York                              14831
(Address of principal executive offices)                           (Zip Code)


(607) 974-9000
(Registrant's telephone number, including area code)



N/A
(Former name or former address, if changed since last report)

Item 5.   Other Events and Regulation FD Disclosure.

On April 15, 2002, Corning Incorporated announced that it expects its first quarter results to be better than current market analyst consensus and that it plans further cost cutting. Corning also announced that James R. Houghton will assume the CEO position, that John W. Loose will retire as President & CEO and that Wendell P. Weeks is to be named President and COO at the April 25 meeting of Corning's Board of Directors. The two press releases relating to these announcements are filed herewith as Exhibit 99.1 and 99.2 and are incorporated herein by reference.


Item 7.   Financial Statements and Exhibits.

(c) Exhibits.

99.1  Press Release dated April 15, 2002

99.2  Press Release dated April 15, 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   CORNING INCORPORATED
                                   Registrant


Date:  April 15, 2002              By  /s/ KATHERINE A. ASBECK
                                           Katherine A. Asbeck
                                           Senior Vice President and Controller

                                INDEX TO EXHIBITS





(c)      EXHIBITS

99.1     Press Release dated April 15, 2002

99.2     Press Release dated April 15, 2002